Employee Benefit Plan, Contribution	12 Months Ended
Dec. 31, 2025
EBP Thrift
EBP, Contribution [Line Items]
EBP, Contribution	Investments
The Plan’s investments in common stock of Cullen/Frost appreciated in value by $10 thousand, $46 thousand, and $30 thousand in 2025, 2024, and 2023, respectively. These amounts are reported as net realized gain on sale of investments and appreciation on in-kind transfers of investments to participants in the Plan’s financial statements as the common stock is transferred at cost at the end of each plan year. A summary of net realized gain on sale of investments and appreciation on in-kind transfers of investments is as follows:

	2025	2024	2023
Aggregate proceeds	$384	$394	$368
Less: Aggregate cost	(374)	(348)	(338)
Net realized gain/(loss) on sale of investments and appreciation/(depreciation) on in-kind transfers of investments to participants	$10	$46	$30